Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net Periodic Benefit Cost:
Service cost	$ 568	$ 1,572	$ 487
Interest cost	126	336	104
Projected return on plan assets	(78)	(58)	(28)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	41	37	11
Net periodic benefit cost	$ 657	$ 1,887	$ 574